Angel Oak Mortgage Trust I, LLC ABS-15G

Exhibit 99.11

EXECUTIVE SUMMARY
Third Party Due Diligence Review

Overview

Consolidated Analytics, Inc (“Consolidated Analytics”), a third-party due diligence provider, performed the review described below on behalf of Angel Oak Mortgage Fund EU B LLC (the “Client”). The review included a total of 576 newly originated residential mortgage loans, in connection with the securitization identified as Angel Oak Mortgage Trust 2025-11 (the “Securitization”). The Review was conducted from June 2022 through September 2025 on mortgage loans originated between May 2022 and September 2025.

Scope of Review

Credit Review

Consolidated Analytics performed a “Credit Review” to verify compliance with guidelines in effect at the time of loan origination, or other guidelines provided by Clients prior to review, and ensure the characteristics used by the underwriter are supported by the file documentation; and determine whether any loans outside of those guidelines contain legitimate and approved exceptions with compensating factors.

The Credit Review attempted to confirm the following:

a.	QM or ATR Validation / Review of 8 Key Underwriting Factors
i.	Income / Assets
●	Validate borrower(s) monthly gross income
●	Validate funds required to close, required reserves
●	Review file documentation for required level of income and asset verifications
ii.	Employment Status
●	Review file documentation for required level of employment
iii.	Monthly Mortgage Payment
●	Confirm program, qualifying rate, terms
iv.	Simultaneous Loans
●	Validate all concurrent loans are included in the DTI to properly assess the ability to repay
v.	Mortgage Related Obligations: PITI, HOA, PMI, etc.
●	Validate subject loan monthly payment (PITI) and associated obligations
vi.	Debts / Obligations
●	Validate monthly recurring liabilities
vii.	DTI and/or Residual Income
●	Validate debt-to-income ratio (DTI) based upon income and debt documentation provided in the file
●	Documentation meets Appendix Q requirements for QM Loans
viii.	Credit History
●	Review credit report for credit history and required credit depth including any / all inquiries
●	Determine representative credit score from credit report

b.	Validate loan-to-value (LTV) and combined loan-to-value
c.	Review borrower’s occupancy
d.	Validation through third party resource of the subject properties most recent twelve (12) month sales history

e.	Confirm sufficient evidence in loan file, by reviewing the underwriter’s decision to approve the loan based upon the borrows income, debt, and credit history, to support borrower's willingness and ability to repay the debt
f.	Confirm that Final 1003 is sufficiently completed
g.	Provide Audit 1008 with accurate data based on file documentation
h.	Confirm Loan Approval conditions were met
i.	Review condominium questionnaire to verify all information is complete, prepared by an authorized representative, and address any red flags that may deem condominium project ineligible
j.	General QM for any loans originated under the GQM Rule

i.	Pricing Thresholds:

a.	Pricing for First Lien Loans:

i.	2.25% for a first-lien covered transaction with a loan amount greater than or equal to the applicable dollar amount threshold; and
ii.	3.5% for a first-lien covered transaction with a loan amount greater than or equal to the applicable dollar amount threshold; and
iii.	6.5% for a first-lien covered transaction with a loan amount less than the applicable dollar amount threshold.

b.	Pricing for Subordinate Lien Loans:

i.	3.5% for a subordinate-lien covered transaction with a loan amount greater than or equal to the applicable dollar amount threshold; and
ii.	6.5% for a subordinate-lien covered transaction with a loan amount less than the applicable dollar amount threshold.

c.	Pricing for Manufactured Homes:

i.	2.25% for a first-lien covered transaction secured by a manufactured home with a loan amount equal to or greater than the applicable dollar amount threshold; and
ii.	6.5% for a covered transaction secured by a manufactured home with a loan amount less than applicable dollar amount threshold.

ii.	Consider Income and Assets:

o	Consumer’s current or reasonably expected income or assets (other than the value of the dwelling that secures the loan;
o	The consumer’s debt obligations, alimony, child support; and
o	The monthly DTI or residual income.

iii.	Verification of Income and Assets:

a.	Verification in compliance with one of the “safe harbor” guidelines will meet the QM verification requirement. A creditor is allowed to “mix and match” provisions of the different guidelines rather than only apply one guideline per loan.

The specific guidelines that the CFPB is designating for the safe harbor are: The GQM Rule provides that if the creditor verifies the consumer’s income or assets, debt obligations, alimony, child support, and monthly DTI or residual income by meeting the standards of certain specified third-party underwriting manuals, then a creditor is presumed to have complied with the verification requirement. These specified manuals are:

i.	Chapters B3-3 through B3-6 of the Fannie Mae Single Family Selling Guide, published June 3, 2020;

ii.	Sections 5102 through 5500 of the Freddie Mac Single-Family Seller/Servicer Guide, published June 10, 2020;
iii.	Sections II.A.1 and II.A.4-5 of the Federal Housing Administration’s Single Family Housing Policy Handbook, issued October 24, 2019;
iv.	Chapter 4 of the U.S. Department of Veterans Affairs’ Lenders Handbook, revised February 22, 2019;
v.	Chapter 4 of the U.S. Department of Agriculture’s Field Office Handbook for the Direct Single Family Housing Program, revised March 15, 2019; and
vi.	Chapters 9 through 11 of the U.S. Department of Agriculture’s Handbook for the Single Family Guaranteed Loan Program, revised March 19, 2020.

Compliance Review

Consolidated Analytics performed a “Compliance Review” to determine, as applicable, to the extent possible and subject to the caveats below, whether the loan complies with applicable regulatory requirements as noted below, each as amended, restated and/or replaced from time to time. The Compliance Review included the following:

a.	Test Loan Estimate(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations

b.	Test Closing Disclosure(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations

c.	Tolerance Testing
i.	Compare Loan Estimate and Closing Disclosures
ii.	Identify Tolerance Violations and applicable cost to cure

d.	Comprehensive review of Closing Disclosure to determine transaction accuracy

e.	Recalculation of APR and Finance Charge

f.	Testing of:
i.	Federal High Cost Mortgage provisions
ii.	Federal Higher Priced Mortgage Loans provisions
iii.	Local and/or State Anti-predatory and High Cost provisions
iv.	HOEPA Points and Fees

g.	Determine whether specified federal disclosures were provided timely based upon comparison of the application date to the dates on such disclosures
i.	Service Provider List
ii.	Home Ownership Counselling Disclosure
iii.	ARM Disclosure

h.	Compliance with QM as it relates to:
i.	APR Test
ii.	Points & Fees Test
iii.	Prepayment Penalty Test
iv.	Product Eligibility Testing

i.	Notice of Right to Cancel (Rescission) Review
i.	Confirm transaction date, expiration date, and disbursement date
ii.	Confirm document is properly executed by all required parties to the transaction
iii.	Confirm the correct Right of Rescission document was executed for the transaction type

j.	Confirm through NMLS the loan originator and originating firm's license status was active and properly disclosed on appropriate loan documents

k.	Check the Loan participants against the exclusionary list provided by Clients or by the purchaser of the Loan(s)

l.	Review closing documents to ensure that the Mortgage Loan information is complete, accurate, and consistent with other documents; Confirm collateral documents have been recorded or sent for recording

The Compliance Review did not include any federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated above. Furthermore, the findings reached by Consolidated Analytics are dependent upon its receiving complete and accurate data regarding the loans from loan originators and other third parties upon which Consolidated Analytics is relying in reaching such findings.

Valuation Review

Consolidated Analytics performed a “Valuation Review,” which included the following:

a.	Review original appraisal, determination that property is in "average" condition or better, or property requires cosmetic improvements (as defined by the appraiser) that do not affect habitability. Should an area of concern be identified with the condition of the property, Consolidated Analytics will alert Clients.
b.	Review appraisal, determination that property is completely constructed and appraisal is on an “as is basis,” or property is identified as not completely constructed by originating appraiser.
c.	Review and determine if the appraisal report was performed on appropriate GSE forms and if the appraiser indicated in the body of the subject appraisal that the appraisal conforms to USPAP standards.
d.	Review and determine the relevance of the comparable properties and ensure that a rational and reliable value was provided and supported as of the effective date of the Origination Appraisal.
e.	Review adjustments (line item, net and gross adjustments) to ensure they are reasonable.
f.	Ensure that the appraisal conforms to the guidelines provided from the Clients.
g.	Review appraisal to ensure all required documents were included.
h.	Review location map provided within the appraisal for external obsolescence.
i.	Ensure highest and best use and zoning complies with guidelines.
j.	Confirm there are no marketability issues that affect the subject property.
k.	Ensure subject property does not suffer any functional obsolescence.
l.	Where applicable, determine if the file did not contain the appraisal or other valuation method and a review could not be performed.
m.	Additional valuation products were not required when the CU score provided was 2.5 or below or the appraisal LCA risk score was eligible for Collateral Rep and Warranty relief. In the event the CU score was greater than 2.5 or the LCA score was not eligible for R&W relief, an additional valuation product was obtained to confirm value was supported within 10% tolerance. In some instances, based on guidance from the seller, CDA’s were ordered on loans that had an acceptable CU score or R&W eligibility.

Consolidated Analytics applied a cascade methodology to determine if the original appraised value was reasonably supported when compared to an independent third party valuation product.

For loans reviewed in a post-close valuation review scenario (576 loans in total):

Four hundred twenty (420) loans had CU scores of 2.5 or less or were eligible for Collateral Rep and Warranty relief.

Fifty-two (52) loans had an AVM, sixteen (16) loan had Secondary Appraisals, and one hundred thirty-six (136) loans had a Desktop Review. Consolidated Analytics has independent access to the Desktop Reviews ordered by the Aggregator.

If a loan with an AVM or Desktop Review fell outside of a -10% tolerance, was inconclusive, or a PIW was present, then an additional valuation product was completed. There were four (4) instances of this.

Product totals may not sum due to multiple products for each loan

TAPE INTEGRITY REVIEW RESULTS SUMMARY

Of the 576 mortgage loans reviewed, three hundred sixty-six (366) unique mortgage loans (63.54% by loan count) had a total of one thousand fifty-five (1055) tape discrepancies across thirty-two (32) data fields. A blank or zero value on the data tape when an actual value was captured by Consolidated Analytics was not treated as a data variance.

Fields Reviewed	Discrepancy Count	Percentage
Qualifying All Borrower Residual Income	278	26.35%
Qualifying Total Debt Income Ratio	211	20.00%
Qualifying Total Reserves Number of Months	145	13.74%
Qualifying Housing Debt Income Ratio	70	6.64%
Borrower 1 Origination TransUnion	44	4.17%
Borrower 1 Origination Equifax	43	4.08%
Borrower 1 Origination Experian	42	3.98%
Months Reserves	38	3.60%
Qualifying FICO	33	3.13%
QM Qualifying Total Debt Income Ratio	27	2.56%
Property Type	19	1.80%
DSCR	12	1.14%
Underwriting Exception in File?	12	1.14%
Borrower 2 Origination Experian	11	1.04%
Borrower 2 Origination TransUnion	10	0.95%
Borrower 2 Origination Equifax	9	0.85%
Qualifying CLTV	7	0.66%
Gross Rent	7	0.66%
Qualifying LTV	7	0.66%
Initial Monthly P&I Or IO Payment	7	0.66%
Application Date	6	0.57%
Cash Disbursement Date	3	0.28%
Cash Out Amount	3	0.28%
LTV	2	0.19%
Mo. Tax	2	0.19%
Originator_DTI	1	0.09%
Borrower 1 Self-Employment Flag	1	0.09%
Property_Type	1	0.09%
Property Address	1	0.09%
Occupancy	1	0.09%
Property City	1	0.09%
Loan Purpose	1	0.09%
Grand Total	1055	100.00%

Summary of Results

OVERALL RESULTS SUMMARY

Final Loan Grades

Overall Loan Results:
Event Grade	Loan Count	Original Principal Balance	Percent of Sample
Event Grade A	518	$236,812,633.00	89.93%
Event Grade B	58	$37,294,635.00	10.07%
Event Grade C	0	$0.00	0%
Event Grade D	0	$0.00	0%
Total Sample	576	$274,107,268.00	100.00%

Credit Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	540	93.75%
Event Grade B	36	6.25%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	576	100.00%

Compliance Results (As applicable, 278 loans within population did not receive a Compliance Review):
Event Grade	Loan Count	Percent of Sample
Event Grade A	282	94.63%
Event Grade B	16	5.37%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	298	100.00%

Valuation Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	565	98.09%
Event Grade B	11	1.91%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	576	100.00%

Exception Category Summary

The table below summarizes the individual exceptions which carried an associated “A”, “B”, “C”, or “D” level exception grade. One loan may have carried more than one exception. In such cases, the exception with the lowest grade would drive the loan grade for that particular area of the review. The overall loan grade is the lowest grade for any one particular review scope (ex. a loan with a Compliance Grade of “B”, a Credit Grade of “A”, and a Property Grade of “A” would receive an overall Loan Grade of “B”).

Exception Type	Exception Level Grade	Exception Category	Total
Credit	A	No Credit Findings	361
		Borrower 1 3rd Party VOE Prior to Close Missing	40
		Missing verification of taxes, insurance, and/or HOA fees for non-subject property	11
		Purchase Contract is Expired	11
		Asset Qualification Does Not Meet Guideline Requirements	10
		Approval/Underwriting Summary Partially Provided	9
		Audited Reserves are less than Guideline Required Reserves (Dollar Amount)	9
		Verification of Borrower Liabilities Missing or Incomplete	9
		Title Insurance Missing or Defective	8
		Insufficient Assets for Reserves	6
		The Final 1003 is Incomplete	6
		Borrower 2 3rd Party VOE Prior to Close Missing	6
		Borrower 1 CPA Letter Missing	6
		ATR: Current Employment Not Verified	5
		Housing History Does Not Meet Guideline Requirements	5

Borrower 1 Gap Credit Report is Expired (Greater than 10 Days from Closing/Settlement Date)	4
Guideline Seasoning not Met	4
Income and Employment Do Not Meet Guidelines	4
No evidence of required debt payoff	3
The Total Hazard Coverage is LESS than the Required Coverage Amount	3
Hazard Insurance Effective Date is after the Disbursement Date	3
Borrower does not meet residual income requirement	3
Missing VOM or VOR	3
Credit Report Missing or Defective	3
Purchase Contract Expiration Date is prior to Note Date	3
Entity Documentation - Missing or Defective	3
Borrower 1 Credit Report is Incomplete	3
Borrower 2 Credit Report is Incomplete	2
The Final 1003 is Missing	2
Hazard Insurance Missing or Defective	2
Closing Protection Letter Missing or Defective	2
Asset General	2
Missing income documentation	2
Note Missing or Defective	2
Missing Verification of Subject Property Taxes, Insurance, HOA or Other Payments	2
Audited Reserves are less than Guideline Required Reserves (Number of Months)	2
Audited DTI Exceeds Guideline DTI	2
Title Insurance Coverage - Inadequate Coverage	2
Borrower 1 Credit Report is Missing	2
ATR: Reasonable Income or Assets Not Considered	2
Borrower 1 Credit Report is Expired	2
Title Coverage is Less than Subject Lien	1
Qualifying Credit Score does not meet eligibility requirement(s)	1
Property Title Issue	1
Insufficient Assets to Close	1
Asset 2 Does Not Meet Guideline Requirements	1
Minimum Credit Score Requirement Not Met	1
Delinquent Credit History Does Not Meet Guideline Requirements	1
Missing Divorce Decree	1
HO6 Insurance Policy Effective Date is after the Note Date	1
Verification of Rent (VOR)/Verification of Mortgage (VOM) Document is incomplete	1
Subject Property Lease - Missing or Defective	1

	Missing final HUD-1 from sale of non-subject property	1
	The Note is Incomplete	1
	DSCR Minimum Not Met	1
	Borrower 1 Business Bank Statements Missing	1
	Missing Lender Income Calculation Worksheet	1
	Overdraft/NSF Count Exceeds Tolerance	1
	Missing Letter of Explanation (Assets)	1
	Asset 3 Does Not Meet Guideline Requirements	1
	Missing Letter of Explanation (Credit)	1
	Purchase Contract is Incomplete	1
	Missing Letter of Explanation (Income)	1
	Release of Lien/Subordination Agreement/Satisfaction Missing or Defective	1
	Borrower 2 Credit Report is Missing	1
	The Deed of Trust is Missing	1
	Evidence of Property Tax Missing	1
	All Interested Parties Not Checked with Exclusionary Lists	1
	Flood Insurance Effective Date is after the Disbursement Date	1
	Borrower 1 Executed 4506-T Missing	1
	Missing VVOE dated within 10 days consummation	1
	Income/Employment General	1
	Grant Deed Missing	1
	Assets do not meet guideline requirements	1
	Borrower 1 Gap Credit Report is Missing	1
	Borrower Non-US Citizen Identification Document Missing	1
	Missing explanation and supporting documentation for large deposit(s)	1
	Total Credit Grade (A) Exceptions:	605
B	Excessive LTV Ratio	9
	Audited DTI Exceeds Guideline DTI	6
	Payment shock exceeds guideline	4
	Delinquent Credit History Does Not Meet Guideline Requirements	3
	Borrower does not meet residual income requirement	3
	Excessive Cash-Out Refinance	2
	Borrower 1 Gap Credit Report is Expired (Greater than 10 Days from Closing/Settlement Date)	1
	Minimum Loan Amount Not Met	1
	Minimum Credit Score Requirement Not Met	1
	Cash Out Does Not Meet Guideline Requirements	1
	Missing an established escrow impound account for taxes and insurance.	1
	Transaction is not arm's length	1

		Tradelines do not meet Guideline Requirements	1
		Audited Loan Amount is greater than Guideline Maximum Loan Amount	1
		Unacceptable Mortgage History	1
		Unresolved derogatory credit	1
		Loan has escrow holdback. No proof it was released provided in file	1
		Housing History Does Not Meet Guideline Requirements	1
		Total Credit Grade (B) Exceptions:	39
Compliance	A	No Compliance Findings	186
		Higher-Priced Mortgage Loan Test	40
		Initial Closing Disclosure Delivery Date Test	14
		Missing Credit Score Disclosure (FACTA)	11
		Charges That Cannot Increase Test	7
		eSigned Documents Consent is Missing	5
		Missing Required Affiliated Business Disclosure	4
		MD COMAR Higher-Priced Mortgage Loan Test	3
		Evidence of Appraisal Delivery to Borrower not Provided or Late (12 CFR 1002.14(a)(1))	2
		Lender Credits That Cannot Decrease Test	2
		Qualified Mortgage Lending Policy Points and Fees Test	2
		CA AB 260 Higher-Priced Mortgage Loan Test	2
		Missing Initial Escrow Disclosure	2
		TILA Finance Charge Test	1
		Regulation § 1026.43(c)(2)(v) failure - The consumer's monthly payment for mortgage-related obligations not properly considered	1
		TRID: Missing Closing Disclosure	1
		High-Cost Mortgage Points and Fees Threshold Test	1
		Second Home Rider is Missing	1
		High-Cost Mortgage Pre-Loan Counseling Date Test	1
		TRID Post-Consummation Revised Closing Disclosure Date and Consummation Date Validation Test	1
		High-Cost Mortgage Timing of Disclosure Test	1
		High-Cost Mortgage Late Fee Test	1
		Charges That In Total Cannot Increase More Than 10% Test	1
		Right of Rescission is Missing	1
		NC Rate Spread Home Loan Test	1
		Texas F2 Notice for Home Equity Disclosure is Missing	1
		Homeownership Counseling Disclosure Is Missing	1
		TILA Right of Rescission Test	1
		OH PLA Covered Loan Points and Fees Threshold Test	1
		TRID Total of Payments Test	1

		Ohio Rev. Code Ann. §§ 1349.27 (G); 1345.031(B)(12) - Tangible Net Benefit Disclosure, or worksheet when applicable, is missing or no evidence it was provided prior to or at consummation or unable to validate tangible net benefit criteria	1
		TRID: Missing Loan Estimate	1
		Purchase Contract does not Match Final CD	1
		Condo Rider is Missing	1
		Total Compliance Grade (A) Exceptions:	301
	B	Charges That Cannot Increase Test	9
		Charges That In Total Cannot Increase More Than 10% Test	4
		CA Per Diem Interest Amount Test	1
		Lender Credits That Cannot Decrease Test	1
		Higher-Priced Mortgage Loan	1
		Total Compliance Grade (B) Exceptions:	16
Property	A	No Property Findings	264
		Third Party Valuation Product Not Provided within 10% Tolerance	10
		Appraisal Review - Missing	10
		Hazard Insurance Missing or Defective	8
		Subject Property Lease - Missing or Defective	5
		Condo Approval Missing	3
		DSCR Minimum Not Met	3
		Flood Insurance Missing or Defective	1
		Appraisal Missing or Defective	1
		Subject property appraisal is not on an as-is basis (Primary Value)	1
		Third Party Valuation Product is Required and Missing	1
		Appraisal incomplete (missing map, layout, pages, etc.)	1
		Missing Private Road Maintenance Agreement	1
		Market Rent - Missing or Defective	1
		Ineligible Property	1
		Total Property Grade (A) Exceptions:	311
	B	Ineligible Property	3
		Condo project is ineligible	1
		Market Rent - Missing or Defective	1
		Ineligible Property – Zoning Non-compliance	1
		HOA Questionnaire is Missing	1
		Property Issue(s) are Present	1
		Property/Appraisal General	1
		Asset Documentation Missing or Defective	1
		Ineligible Property – Square Footage	1
		Total Property Grade (B) Exceptions:	11

Event Grade Definitions

Final Loan Grade
A	Loan meets Credit, Compliance, and Valuation Guidelines
B	The loan substantially meets published Clients/Seller guidelines and/or eligibility in the validation of income, assets, or credit, is in material compliance with all applicable laws and regulations, and the value and valuation methodology is supported and substantially meets published guidelines.
C	The loan does not meet the published guidelines and/or violates one material law or regulation, and/or the value and valuation methodology is not supported or did not meet published guidelines.
D	Loan is missing documentation to perform a sufficient review.

Credit Event Grades
A	The loan meets the published guidelines without any exceptions. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
B	The loan substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding published guidelines. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
C	The loan does not substantially meet the published guidelines. There are not sufficient compensating factors that justify exceeding the published guidelines. The employment, income, assets or occupancy are not supported and justifiable. The borrower’s willingness and ability to repay the loan were not documented or are unreasonable.
D	There was not sufficient documentation to perform a review or the credit file was not furnished.

Compliance Event Grades
A	The loan is in compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties.
B	The loan is in material compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties. Clients review required.
C	The loan violates one material law or regulation. The material disclosures are absent or the legal documents do not accurately reflect the agreed upon loan terms or all required applicants did not execute the documents.
D	There was not sufficient documentation to perform a review or the required legal documents were not furnished.

Valuation Event Grades
A	The value is supported within 10% of the original appraisal by the AVM or there are other supporting documents in the originators loan file package (CDA, Field Review or Second Appraisal). The appraisal was performed on an "as-is" basis and the property is complete and habitable at origination. The appraiser was appropriately licensed and used GSE approved forms.
B	The value is not supported within 10% of the original appraisal by the AVM and there are no other valuation support documents in the loan file provided by the Seller. The valuation methodology substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding guidelines. The appraisal was performed on an "as-is" basis and the property is complete and habitable. The appraiser was appropriately licensed and used GSE approved forms.
C	The value is not supported within 10% of the original appraisal. The valuation methodology did not meet the published guidelines and there were not sufficient compensating factors for exceeding published guidelines. The property is in below “average” condition or the property is not complete or requires significant repairs. The appraisal was not performed on an “as is” basis. The appraiser was not appropriately licensed or did not use GSE approved forms.
D	The file was missing the appraisal or there was not sufficient valuation documentation to perform a review.